EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(In Thousands, Except Per Share Data)         (Unaudited)

	6 MONTHS ENDED		%
	JUNE 30,		INCREASE
	2016	2015	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$7,444	$8,172	-8.91%
Return on Average Assets	1.22%	1.31%	-6.87%
Return on Average Equity	7.94%	8.66%	-8.31%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,231,018	$1,255,722	-1.97%
Available-for-Sale Securities	417,205	497,111	-16.07%

Loans (Net)	719,913	656,518	9.66%
Allowance for Loan Losses	7,929	7,300	8.62%
Deposits and Repo Sweep Accounts	973,612	983,255	-0.98%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold
with Servicing Retained	156,417	151,132	3.50%
Trust Assets Under Management	847,280	833,762	1.62%

SHAREHOLDERS' VALUE
(PER COMMON SHARE)
Net Income - Basic	$0.61	$0.67	-8.96%
Net Income - Diluted	$0.61	$0.67	-8.96%
Dividends	$0.52	$0.52	0.00%
Common Book Value	$15.79	$15.33	3.00%
Tangible Common Book Value	$14.79	$14.35	3.07%
Market Value (Last Trade)	$20.22	$20.55	-1.61%
Market Value / Common Book Value	128.06%	134.05%	-4.47%
Market Value / Tangible Common Book Value	136.71%	143.21%	-4.54%
Price Earnings Multiple (Annualized)	16.57	15.34	8.02%
Dividend Yield (Annualized)	5.14%	5.06%	1.58%
Common Shares Outstanding, End of Period	12,070,195	12,196,830	-1.04%

SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets	14.65%	14.07%	4.12%
Nonperforming Assets / Total Assets	1.40%	1.26%	11.11%
Allowance for Loan Losses / Total Loans	1.09%	1.10%	-0.91%
Total Risk Based Capital Ratio (a)	23.74%	24.39%	-2.67%
Tier 1 Risk Based Capital Ratio (a)	22.67%	23.26%	-2.54%
Common Equity Tier 1 Risk Based Capital Ratio (a)	22.67%	23.26%	-2.54%
Leverage Ratio (a)	14.20%	13.82%	2.75%

AVERAGE BALANCES
Average Assets	$1,220,061	$1,248,904	-2.31%
Average Equity	$187,477	$188,621	-0.61%

(a) Capital ratios for the most recent period are estimated.

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QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION
(In Thousands) (Unaudited)	For the Three Months Ended:
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2016	2016	2015	2015	2015	2015
Interest income	$10,924	$10,937	$11,036	$11,134	$11,186	$11,163
Interest expense	925	904	1,087	1,126	1,176	1,213
Net interest income	9,999	10,033	9,949	10,008	10,010	9,950
Provision for loan losses	318	368	319	302	221	3
Net interest income after provision
for loan losses	9,681	9,665	9,630	9,706	9,789	9,947
Other income	3,906	3,690	3,999	3,961	3,962	3,556
Net gains on available-for-sale securities	122	383	1,776	79	932	74
Loss on prepayment of borrowings	0	0	1,663	0	910	0
Other expenses	8,535	9,072	8,416	8,117	7,964	8,533
Income before income tax provision	5,174	4,666	5,326	5,629	5,809	5,044
Income tax provision	1,303	1,093	1,261	1,395	1,452	1,229
Net income	$3,871	$3,573	$4,065	$4,234	$4,357	$3,815
Net income per share – basic	$0.32	$0.29	$0.33	$0.35	$0.36	$0.31
Net income per share – diluted	$0.32	$0.29	$0.33	$0.35	$0.36	$0.31

QUARTERLY CONDENSED, CONSOLIDATED BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)	As of:
	June 30,	Mar. 31,	Dec. 31,	June 30,
	2016	2016	2015	2015
ASSETS
Cash & Due from Banks	$27,436	$41,173	$36,061	$35,405
Available-for-Sale Securities	417,205	413,606	420,290	497,111
Loans Held for Sale	381	526	280	192
Loans, Net	719,913	693,944	696,991	656,518
Intangible Assets	11,966	11,969	11,972	11,983
Other Assets	54,117	55,326	57,823	54,513
TOTAL ASSETS	$1,231,018	$1,216,544	$1,223,417	$1,255,722

LIABILITIES
Deposits	$967,951	$955,848	$935,615	$978,449
Repo Sweep Accounts	5,661	7,141	4,915	4,806
Total Deposits and Repo Sweeps	973,612	962,989	940,530	983,255
Borrowed Funds	58,656	57,503	87,348	77,916
Other Liabilities	8,220	7,742	8,052	7,578
TOTAL LIABILITIES	1,040,488	1,028,234	1,035,930	1,068,749

SHAREHOLDERS' EQUITY
Common Shareholders' Equity, Excluding
Accumulated Other Comprehensive Income/ Loss	183,636	182,914	184,959	182,887
Accumulated Other Comprehensive Income/ Loss:
Net Unrealized Gains/Losses on
Available-for-sale Securities	6,849	5,347	2,493	4,077
Defined Benefit Plans Adjustment, Net	45	49	35	9
TOTAL SHAREHOLDERS' EQUITY	190,530	188,310	187,487	186,973
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,231,018	$1,216,544	$1,223,417	$1,255,722

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AVAILABLE-FOR-SALE SECURITIES	June 30, 2016		March 31, 2016		December 31, 2015
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$9,664	$9,781	$10,661	$10,707	$10,663	$10,483
Obligations of states and political subdivisions:
Tax-exempt	110,702	116,056	107,269	111,959	103,414	107,757
Taxable	34,015	35,132	34,249	35,094	34,317	34,597
Mortgage-backed securities issued or guaranteed
by U.S. Government agencies or sponsored
agencies:
Residential pass-through securities	64,108	65,407	72,210	73,243	73,227	73,343
Residential collateralized mortgage obligations	175,889	177,980	179,731	180,860	193,145	191,715
Commercial mortgage-backed securities	11,120	11,239	0	0	0	0
Other collateralized debt obligations	1	1	7	7	9	9
Total debt securities	405,499	415,596	404,127	411,870	414,775	417,904
Marketable equity securities	1,171	1,609	1,253	1,736	1,680	2,386
Total	$406,670	$417,205	$405,380	$413,606	$416,455	$420,290

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	June 30,	March 31,	Dec. 31,	June 30,
	2016	2016	2015	2015
Residential mortgage:
Residential mortgage loans - first liens	$315,191	$306,753	$304,783	$294,978
Residential mortgage loans - junior liens	22,159	21,622	21,146	21,502
Home equity lines of credit	39,054	38,627	39,040	39,140
1-4 Family residential construction	22,241	20,010	21,121	19,651
Total residential mortgage	398,645	387,012	386,090	375,271
Commercial:
Commercial loans secured by real estate	153,070	154,646	154,779	135,063
Commercial and industrial	82,390	71,628	75,196	61,427
Political subdivisions	41,026	38,364	40,007	40,908
Commercial construction and land	9,193	7,445	5,122	7,826
Loans secured by farmland	6,615	7,168	7,019	7,565
Multi-family (5 or more) residential	8,173	8,393	9,188	8,561
Agricultural loans	4,692	4,492	4,671	4,287
Other commercial loans	11,904	11,387	12,152	12,809
Total commercial	317,063	303,523	308,134	278,446
Consumer	12,134	11,070	10,656	10,101
Total	727,842	701,605	704,880	663,818
Less: allowance for loan losses	(7,929)	(7,661)	(7,889)	(7,300)
Loans, net	$719,913	$693,944	$696,991	$656,518

Loans Held for Sale
(In Thousands)	June 30,	March 31,	Dec. 31,	June 30,
	2016	2016	2015	2015
Residential mortgage loans originated
and serviced - outstanding balance	$156,798	$154,304	$152,728	$151,324
Less: outstanding balance of loans sold	(156,417)	(153,778)	(152,448)	(151,132)
Loans held for sale, net	$381	$526	$280	$192

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ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	6 Months	6 Months
	Ended	Ended	Ended	Ended
	June 30,	March 31,	June 30,	June 30,
	2016	2016	2016	2015
Balance, beginning of period	$7,661	$7,889	$7,889	$7,336
Charge-offs	(63)	(613)	(676)	(299)
Recoveries	13	17	30	39
Net charge-offs	(50)	(596)	(646)	(260)
Provision for loan losses	318	368	686	224
Balance, end of period	$7,929	$7,661	$7,929	$7,300

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS
AND TROUBLED DEBT RESTRUCTURINGS (TDRs)
(In Thousands)
	June 30,	March 31,	Dec 31,	June 30,
	2016	2016	2015	2015
Impaired loans with a valuation allowance	$1,275	$1,420	$1,933	$3,880
Impaired loans without a valuation allowance	8,055	8,210	8,041	7,764
Total impaired loans	$9,330	$9,630	$9,974	$11,644

Total loans past due 30-89 days and still accruing	$6,945	$11,373	$7,057	$3,803

Nonperforming assets:
Total nonaccrual loans	$10,504	$10,944	$11,517	$12,060
Total loans past due 90 days or more and still accruing	4,654	3,957	3,229	2,529
Total nonperforming loans	15,158	14,901	14,746	14,589
Foreclosed assets held for sale (real estate)	2,052	1,584	1,260	1,223
Total nonperforming assets	$17,210	$16,485	$16,006	$15,812

Loans subject to troubled debt restructurings (TDRs):
Performing	$1,047	$1,167	$1,186	$1,119
Nonperforming	5,102	5,146	5,178	5,216
Total TDRs	$6,149	$6,313	$6,364	$6,335

Total nonperforming loans as a % of loans	2.08%	2.12%	2.09%	2.20%
Total nonperforming assets as a % of assets	1.40%	1.36%	1.31%	1.26%
Allowance for loan losses as a % of total loans	1.09%	1.09%	1.12%	1.10%
Allowance for loan losses as a % of nonperforming loans	52.31%	51.41%	53.50%	50.04%

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Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	6/30/2016	Return/	3/31/2016	Return/	6/30/2015	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$297,608	2.02%	$305,880	2.09%	$389,705	2.06%
Tax-exempt	108,652	4.79%	105,406	5.23%	116,421	5.33%
Total available-for-sale securities	406,260	2.76%	411,286	2.89%	506,126	2.81%
Interest-bearing due from banks	24,250	0.60%	20,348	0.47%	21,970	0.46%
Loans held for sale	540	5.96%	452	5.34%	145	8.30%
Loans receivable:
Taxable	650,213	5.00%	640,959	5.00%	592,188	5.25%
Tax-exempt	61,669	4.50%	60,677	4.54%	49,026	4.88%
Total loans receivable	711,882	4.96%	701,636	4.96%	641,214	5.22%
Total Earning Assets	1,142,932	4.09%	1,133,722	4.13%	1,169,455	4.09%
Cash	16,522		15,588		17,072
Unrealized gain/loss on securities	7,737		7,055		10,260
Allowance for loan losses	(7,756)		(7,932)		(7,226)
Bank premises and equipment	15,390		15,458		16,095
Intangible Asset - Core Deposit Intangible	25		29		44
Intangible Asset - Goodwill	11,942		11,942		11,942
Other assets	38,938		38,530		38,065
Total Assets	$1,225,730		$1,214,392		$1,255,707

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$196,918	0.15%	$195,142	0.12%	$199,373	0.11%
Money market	200,896	0.17%	191,514	0.17%	196,537	0.15%
Savings	132,353	0.10%	130,003	0.10%	128,879	0.10%
Certificates of deposit	117,825	0.75%	113,411	0.72%	122,634	0.67%
Individual Retirement Accounts	104,030	0.42%	105,562	0.41%	111,765	0.41%
Other time deposits	1,140	0.00%	804	0.00%	1,125	0.00%
Total interest-bearing deposits	753,162	0.28%	736,436	0.26%	760,313	0.25%
Borrowed funds:
Short-term	23,225	0.71%	35,683	0.70%	9,185	0.22%
Long-term	38,649	3.77%	38,725	3.77%	69,211	4.01%
Total borrowed funds	61,874	2.62%	74,408	2.30%	78,396	3.57%
Total Interest-bearing Liabilities	815,036	0.46%	810,844	0.45%	838,709	0.56%
Demand deposits	215,443		208,163		220,839
Other liabilities	8,304		7,378		7,756
Total Liabilities	1,038,783		1,026,385		1,067,304
Stockholders' equity, excluding
other comprehensive income/loss	181,882		183,376		181,683
Other comprehensive income/loss	5,065		4,631		6,720
Total Stockholders' Equity	186,947		188,007		188,403
Total Liabilities and Stockholders' Equity	$1,225,730		$1,214,392		$1,255,707
Interest Rate Spread		3.63%		3.68%		3.53%
Net Interest Income/Earning Assets		3.76%		3.81%		3.69%

Total Deposits (Interest-bearing
and Demand)	$968,605		$944,599		$981,152

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

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Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	6 Months		6 Months
	Ended	Rate of	Ended	Rate of
	6/30/2016	Return/	6/30/2015	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$301,744	2.06%	$388,909	2.11%
Tax-exempt	107,029	5.01%	117,044	5.34%
Total available-for-sale securities	408,773	2.83%	505,953	2.85%
Interest-bearing due from banks	22,299	0.54%	24,468	0.42%
Loans held for sale	496	5.68%	117	8.62%
Loans receivable:
Taxable	645,586	5.00%	587,370	5.31%
Tax-exempt	61,173	4.52%	45,495	5.00%
Total loans receivable	706,759	4.96%	632,865	5.29%
Total Earning Assets	1,138,327	4.11%	1,163,403	4.13%
Cash	16,055		16,602
Unrealized gain/loss on securities	7,396		10,442
Allowance for loan losses	(7,844)		(7,308)
Bank premises and equipment	15,424		16,173
Intangible Asset - Core Deposit Intangible	27		47
Intangible Asset - Goodwill	11,942		11,942
Other assets	38,734		37,603
Total Assets	$1,220,061		$1,248,904

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$196,030	0.14%	$195,560	0.11%
Money market	196,205	0.17%	195,690	0.15%
Savings	131,178	0.10%	128,369	0.10%
Certificates of deposit	115,618	0.73%	122,322	0.69%
Individual Retirement Accounts	104,796	0.42%	112,780	0.41%
Other time deposits	972	0.00%	965	0.00%
Total interest-bearing deposits	744,799	0.27%	755,686	0.26%
Borrowed funds:
Short-term	29,454	0.70%	7,610	0.16%
Long-term	38,687	3.77%	71,105	4.02%
Total borrowed funds	68,141	2.44%	78,715	3.65%
Total Interest-bearing Liabilities	812,940	0.45%	834,401	0.58%
Demand deposits	211,803		217,945
Other liabilities	7,841		7,937
Total Liabilities	1,032,584		1,060,283
Stockholders' equity, excluding
other comprehensive income/loss	182,629		181,813
Other comprehensive income/loss	4,848		6,808
Total Stockholders' Equity	187,477		188,621
Total Liabilities and Stockholders' Equity	$1,220,061		$1,248,904
Interest Rate Spread		3.66%		3.55%
Net Interest Income/Earning Assets		3.79%		3.71%

Total Deposits (Interest-bearing
and Demand)	$956,602		$973,631

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

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COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2016	2016	2015	2016	2015
Service charges on deposit accounts	$1,164	$1,138	$1,305	$2,302	$2,327
Service charges and fees	123	94	123	217	236
Trust and financial management revenue	1,251	1,144	1,241	2,395	2,355
Brokerage revenue	180	173	206	353	425
Insurance commissions, fees and premiums	27	21	23	48	63
Interchange revenue from debit card transactions	487	463	500	950	974
Net gains from sales of loans	295	168	183	463	330
Decrease in fair value of servicing rights	(108)	(71)	(33)	(179)	(150)
Increase in cash surrender value of life insurance	93	96	102	189	199
Other operating income	394	464	312	858	759
Total other operating income, before realized
gains on available-for-sale securities, net	$3,906	$3,690	$3,962	$7,596	$7,518

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2016	2016	2015	2016	2015
Salaries and wages	$3,913	$3,887	$3,603	$7,800	$7,090
Pensions and other employee benefits	1,002	1,437	935	2,439	2,320
Occupancy expense, net	560	609	640	1,169	1,362
Furniture and equipment expense	439	427	467	866	921
FDIC Assessments	155	142	148	297	299
Pennsylvania shares tax	323	322	317	645	635
Professional fees	282	289	140	571	296
Automated teller machine and interchange expense	267	249	255	516	501
Software subscriptions	251	241	211	492	408
Other operating expense	1,343	1,469	1,248	2,812	2,665
Total noninterest expense, before loss on
prepayment of borrowings	8,535	9,072	7,964	17,607	16,497
Loss on prepayment of borrowings	0	0	910	0	910
Total noninterest expense	$8,535	$9,072	$8,874	$17,607	$17,407

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